EXHIBIT 23.2


                 [Letterhead of Chisholm Bierwolf & Nilson LLC]



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Securac Corp.'s Registration Statement on Form S-8 (Registration No.333-122196) of our report dated May 1, 2005 relating to the financial statements of Securac Corp., which appears in Securac Corp.'s Annual Report on Form 10-KSB for the year ended December 31, 2005.


                                          /s/ Chisholm Bierwolf & Nilson
                                          -------------------------------------
                                          Chisholm Bierwolf & Nilson LLC


Bountiful, Utah
May 17, 2005